UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALKERMES PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

[LOGO] Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 20, 2020 at the offices of Alkermes plc, located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 556 at 12:00 P.M., Irish Standard Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at: http://www.viewproxy.com/alkermes/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2020 to facilitate timely delivery. Important information regarding the Internet availability of our proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. Please see the reverse side of this Notice for information regarding our Irish statutory financial statements for the year ended December 31, 2019 and the related reports thereon. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL GENERAL MEETING AND VOTE IN PERSON. To the Shareholders of Alkermes plc: Notice is hereby given that the Annual General Meeting of Shareholders of Alkermes plc (the “Company”) will be held on May 20, 2020 at the Company’s offices, located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 556 at 12:00 P.M., Irish Standard Time for the following purposes: 1. To elect as Class III directors to serve for a three-year term: 01 Shane M. Cooke 02 Richard B. Gaynor, M.D. 03 Paul J. Mitchell 04 Richard F. Pops 2. To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers. 3. To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize, in a binding vote, the Audit and Risk Committee of the Board of Directors of the Company (the “Board”) to set the independent auditor and accounting firm’s remuneration. 4. To approve the Alkermes plc 2018 Stock Option and Incentive Plan, as amended. The Board recommends a vote FOR all director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Proxy materials for this Annual General Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/alkermes/2020. Have the 11-digit control number (located below) available when you access the website and follow the instructions. 1-877-777-2857 TOLL FREE requests@viewproxy.com If requesting proxy materials by e-mail, please send a blank e-mail with Alkermes plc and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials. You must use the 11-digit control number located in the box below. INTERNET TELEPHONE E-MAIL SCAN TO VIEW MATERIALS & VOTE CONTROL NO.

ALKERMES PLC Connaught House 1 Burlington Road Dublin 4, Ireland, D04 556 To obtain directions to attend our Annual General Meeting of Shareholders, please contact our Investor Relations department at financial@alkermes.com. Our Irish statutory financial statements for the year ended December 31, 2019, including the reports of the directors and auditors thereon, will be available no later than April 27, 2020 on the Annual Reports page of the Investors section of our website at http://investor.alkermes.com. If you wish to receive a paper or e-mail copy of these documents, please contact the Company Secretary. ACCESSING YOUR PROXY MATERIALS AND/OR VOTING ONLINE The Company’s Notice & Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available for you to review at http://www.viewproxy.com/alkermes/2020. Have this notice available when you vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow Certain Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you wish to appoint as proxy any person other than the named proxies, please contact the Company Secretary. You may vote by Internet or submit your proxy by telephone until 4:59 AM, Irish Standard Time, on May 19, 2020 (11:59 PM, United States Eastern Daylight Time, on May 18, 2020). REQUESTING A PAPER COPY OF THE PROXY MATERIALS Have this notice available when you request a paper copy. By telephone please call 1-877-777-2857 toll free or By logging onto http://www.viewproxy.com/alkermes/2020 or By e-mail at: requests@viewproxy.com. Please include Alkermes plc and your control number in the subject line of your e-mail. Special COVID-19 Notice: The Company intends to hold the Annual General Meeting of Shareholders in person at the Company’s offices as described in this proxy card. However, the Company is monitoring guidance issued by the Irish Health Service Executive (“HSE”), the Irish government, the U.S. Centers for Disease Control and Prevention and the World Health Organization and has implemented, and will continue to implement, the measures advised by the HSE to minimize the spread of COVID-19, including in respect of the Annual General Meeting of Shareholders. In the event that it is necessary for the Company to make alternative arrangements with respect to the date, location or format of the Annual General Meeting of Shareholders, the Company will announce details of the alternative arrangements as promptly as practicable on the Investor Events page of the Investors section of its website at http://investor.alkermes.com and will file details of such alternative arrangements with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the Investors section of the Company’s website regularly, as circumstances may change at short notice.